TRAINING DIRECT, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2008

TRAINING DIRECT, LLC

Contents

Page

Independent Auditor's report	1

Financial Statements
Balance Sheet
As of December 31, 2008	2
Statement of Operations
For the year ended December 31, 2008	3
Statement of Members' Equity
For the year ended December 31, 2008	4
Statement of Cash Flows
For the year ended December 31, 2008	5

Notes to the financial statements	6 - 7

Report on Internal Control Over Financial Reporting and on Compliance and Other Matters	8 - 9

Independent Auditor's Report

To the Board of Directors
Training Direct LLC
Bridgeport, CT

I have audited the accompanying balance sheet of Training Direct, LLC as of December 31, 2008, and the related statements of operations, members' equity, and cash flows for the year then ended.  These financial statements are the responsibility of management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Training Direct, LLC as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, I have also issued my report dated April 22, 2009 on my consideration of Training Direct, LLC's internal control over financial reporting and on my tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of that report is to describe the scope of my testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of my audit.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
April 22, 2009

TRAINING DIRECT, LLC
BALANCE SHEET
DECEMBER 31, 2008

ASSETS

Current Assets
Cash	$10,611
Student tuition receivable, net of allowance
for uncollectables of $5,856	96,227
Total current assets	106,838

Property and Equipment, at cost, net of
accumulated depreciation of $131,154	21,206

Other Assets
Security deposits	2,358

Total assets	$130,402

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$28,409
Accrued expenses payable	7,772
Deferred tuition revenue	20,447
Total current liabilities	56,628

Members' Equity	73,774

Total liabilities and members' equity	$130,402

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Revenues
Tuition Revenue	$852,288
Less: tuition refunds	(18,609)
Net tuition revenue	833,679

Operating Costs and Expenses
Student instructional costs	268,965
Recruitment costs	151,804
Occupancy costs	55,986
General and administrative expenses	337,933
Total operating costs and expenses	814,688

Operating income before depreciation	18,991

Depreciation expense	29,241

Net loss	$(10,250)

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2008

Balance - beginning of year	$90,861

Capital distributions	(6,837)

Net loss for the year ended December 31, 2008	(10,250)

Balance - end of year	$73,774

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2008

Cash Flows from Operating Activities
Net loss	$(10,250)
Noncash item included in net income:
Depreciation expense	29,241
18,991

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	14,579
Prepaid expense	4,376
Increase (decrease) in liabilities:
Accounts payable	(22,378)
Accrued expenses payable	5,522
Deferred tuition revenue	(2,563)
(464)

Net cash provided by operating activities	18,527

Cash Flows from Investing Activities:
Purchase of classroom furniture and equipment	(2,746)
Cash Flows from Financing Activities:
Capital distributions to members	(6,837)

Net increase in cash	8,944

Cash - beginning of year	1,667

Cash - end of year	$10,611

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,352
Cash paid during the year for income taxes	$0

See accompanying notes to the financial statements.

Training Direct, LLC
Notes to Financial Statements
December 31, 2008

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

Training Direct, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of Connecticut on January 7, 2004  The company owns and operates Training Direct, a state licensed vocational training school.

The school provides vocational education and training programs to students in both traditional classroom and distance education formats.

Revenue Recognition

The financial statements of the company are prepared on the accrual basis of accounting.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method, based on each student's academic progress.

Concentration of Credit Risk

The company deposits its cash with high credit quality institutions. At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Depreciation

Property and equipment are recorded at cost.  Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets.  Maintenance and repairs are charged to expense as incurred.

Income taxes

The company is a limited liability company which is treated as a partnership for tax purposes.  Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Training Direct, LLC
Notes to Financial Statements
December 31, 2008

Note 2 - Property and Equipment

The major classifications of property and equipment are summarized below:

	Estimated
	Useful Life
School materials and curricula	5	$134,250
Furniture, fixtures and equipment	7	15,610
Leasehold improvements	5	2,500
		152,360
Accumulated depreciation		(131,154)
Net book value		$21,206

Note 3 - Lease Commitment

The company currently leases its instructional and office facilities located at 3851 Main Street, Bridgeport, CT under an informal month to month verbal agreement.  The agreement requires monthly payments of $2,550 and requires the company to pay for repairs, maintenance, taxes, and insurance.

Note 4 - Bank Loan

The company has a $10,000 unsecured bank line of credit.  As of December 31, 2008, there were no outstanding loan balances.

TRAINING DIRECT, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2007

TRAINING DIRECT, LLC

Contents

Page

Independent Auditor's report	1

Financial Statements
Balance Sheet As of December 31, 2007	2
Statement of Operations For the year ended December 31, 2007	3
Statement of Members' Equity For the year ended December 31, 2007	4
Statement of Cash Flows For the year ended December 31, 2007	5

Notes to the financial statements	6 - 7

Report on Internal Control Over Financial Reporting and on Compliance and Other Matters	8 - 9

Independent Auditor's Report

To the Board of Directors
Training Direct LLC
Bridgeport, CT

I have audited the accompanying balance sheet of Training Direct, LLC as of December 31, 2007, and the related statements of operations, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Training Direct, LLC as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, I have also issued my report dated April 24, 2008 on my consideration of Training Direct, LLC's internal control over financial reporting and on my tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of that report is to describe the scope of my testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of my audit.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
April 24, 2008

TRAINING DIRECT, LLC
BALANCE SHEET
DECEMBER 31, 2007

ASSETS

Current Assets
Cash	$1,667
Student tuition receivable, net of allowance for uncollectables of $5,474	110,806
Prepaid expense	4,376
Total current assets	116,849

Property and Equipment, at cost, net of accumulated depreciation of $101,913	47,701

Other Assets
Security deposits	2,358

Total assets	$166,908

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$50,787
Accrued expenses payable	2,250
Deferred tuition revenue	23,010
Total current liabilities	76,047

Members' Equity	90,861

Total liabilities and members' equity	$166,908

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Revenues
Tuition Revenue	$661,699
Less: tuition refunds	(10,097)
Net tuition revenue	651,602

Operating Costs and Expenses
Student instructional costs	215,638
Recruitment costs	115,062
Occupancy costs	70,883
General and administrative expenses	242,300
Total operating costs and expenses	643,883

Operating income before depreciation	7,719

Depreciation expense	29,045

Net loss	$(21,326)

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2007

Balance - beginning of year	$165,457

Capital distributions	(53,270)

Net loss for the year ended December 31, 2007	(21,326)

Balance - end of year	$90,861

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007

Cash Flows from Operating Activities
Net loss	$(21,326)
Noncash item included in net income:
Depreciation expense	29,045
7,719

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	33,142
Prepaid expense	(4,376)
Increase (decrease) in liabilities:
Accounts payable	24,716
Accrued expenses payable	(1,841)
Deferred tuition revenue	(8,297)
43,344

Net cash provided by operating activities	51,063

Cash Flows from Investing Activities:	0

Cash Flows from Financing Activities:
Capital distributions to members	(53,270)

Net decrease in cash	(2,207)

Cash - beginning of year	3,874

Cash - end of year	$1,667

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,542
Cash paid during the year for income taxes	$0

See accompanying notes to the financial statements.

Training Direct, LLC
Notes to Financial Statements
December 31, 2007

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

Training Direct, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of Connecticut on January 7, 2004 The company owns and operates Training Direct, a state licensed vocational training school.

The school provides vocational education and training programs to students in both traditional classroom and distance education formats.

Revenue Recognition

The financial statements of the company are prepared on the accrual basis of accounting. Tuition billed to students is recognized as revenue, determined by the percentage of completion method, based on each student's academic progress.

Concentration of Credit Risk

The company deposits its cash with high credit quality institutions. At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Depreciation

Property and equipment are recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets. Maintenance and repairs are charged to expense as incurred.

Income taxes

The company is a limited liability company which is treated as a partnership for tax purposes. Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Training Direct, LLC
Notes to Financial Statements
December 31, 2007

Note 2 - Property and Equipment

The major classifications of property and equipment are summarized below:

	Estimated
	Useful Life
School materials and curricula	5	$134,250
Furniture, fixtures and equipment	7	12,864
Leasehold improvements	5	2,500
		149,614
Accumulated depreciation		(101,913)
Net book value		$47,701

Note 3 - Lease Commitment

The company currently leases its instructional and office facilities located at 3851 Main Street, Bridgeport, CT under an informal month to month verbal agreement. The agreement requires monthly payments of $2,452 and requires the company to pay for repairs, maintenance, taxes, and insurance.

Note 4 - Bank Loan

The company has a $10,000 unsecured bank line of credit. As of December 31, 2007, there were no outstanding loan balances.